U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K/A


                                    CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 24, 2003


                          FREESTAR TECHNOLOGY CORPORATION
                 (Exact name of registrant as specified in its charter)


                                       Nevada
           (State or jurisdiction of incorporation or organization)


                                       0-28749
                              (Commission File Number)


                                     88-0446457
                     (I.R.S. Employer Identification Number)


Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo, Dominican Republic
                (Address of principal executive offices)


             Registrant's telephone number:  (809) 503-5911



         Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 24, 2003, the Registrant announced in a press release
(see Exhibit 99.1 to this Form 8-K/A) that it had entered into a Letter Agreement, dated April 24, 2003 ("Letter Agreement"), which sets forth the terms and conditions of the acquisition of all of the outstanding capital stock of the Registrant by FreeStar Acquisition Corporation, a privately-held company ("Acquiror"), by means of a reverse subsidiary merger, for the sum of $74,480,000 (see Exhibit 2 to this Form 8-K/A). As contemplated by the Letter Agreement, the Registrant will become a direct, wholly-owned subsidiary of the Acquiror.

In the merger, all outstanding capital stock of the Registrant will be converted into the right to receive an approximate amount of $0.49 per share (after payment of existing indebtedness, but excluding conversion of outstanding preferred stock and exercise of in-the-money stock options) at closing (based on the current outstanding capital stock of the Registrant), subject to certain working capital adjustments and escrow provisions. Consummation of the merger, which is expected to occur during the third quarter of 2003, is subject to certain conditions, including approval of the merger agreement by the Registrant's shareholders, the obtaining of sufficient financing by the Acquiror, the satisfactory completion of due diligence by the parties, and other conditions.

As part of the transaction, an affiliate of the Acquiror, received a three-year option ("Option") from the Registrant to purchase 10,000,000 shares of the Registrant's restricted common stock (representing approximately 7% of its current outstanding common shares) at $0.10 per share (see Exhibit 10 to this Form 8-K/A).

At 7:37 p.m. Eastern Daylight Time on April 24, 2003, the
Registrant issued a press release to amend and clarify certain wording contained in the earlier press release of the Registrant on April 24, 2003 to, among other things, make it consistent with the Letter
Agreement (see Exhibit 99.2 to this Form 8-K/A).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         FreeStar Technology Corporation



Dated: April 25, 2003                    By: /s/ Paul Egan
                                         Paul Egan, President

                                  EXHIBIT INDEX

Number                            Description

2     Letter Agreement, dated April 24, 2003, from FreeStar
      Acquisition Corporation to the Registrant, and consented to by Paul Egan, Ciaran Egan and Fionn Stakelum (including the
      Performance Guarantee) (incorporated by reference to
      Exhibit 2 of the Form 8-K filed on April 24, 2003).

10    Option to Purchase 10,000,000 Shares of Common Stock, dated
      April 24, 2003, issued by the Registrant to Phaeton
      Investments Limited (incorporated by reference to Exhibit 10 of the Form 8-K filed on April 24, 2003).

99.1  Press Release issued by the Registrant on April 24, 2003
      (incorporated by reference to Exhibit 2 of the Form 8-K filed on April 24, 2003).

99.2 Press Release issued by the Registrant at 7:37 p.m. on April 24, 2003 (see below).